SUPPLEMENT DATED MAY 30, 2018

TO THE SUMMARY PROSPECTUS FOR PACIFIC FUNDS —

PACIFIC FUNDSSM SHORT DURATION INCOME

CLASS A, CLASS C, CLASS I and ADVISOR CLASS SHARES

DATED AUGUST 1, 2017

This supplement revises the Pacific Funds Short Duration Income summary prospectus dated August 1, 2017 (the “Prospectus”), and must be preceded or accompanied by the Prospectus. The changes described in this supplement are currently in effect, unless otherwise noted. Remember to review the Prospectus for other important information. Capitalized terms not defined herein are as defined in the Prospectus.

In the Management subsection, the “Portfolio Manager and Primary Title with Sub-Adviser” table is deleted and replaced with the following:

Portfolio Manager and Primary Title with Sub-Adviser	Experience with Fund
David Weismiller, CFA, Managing Director and Lead Portfolio Manager	Since Inception
Michael Marzouk, CFA, Managing Director and Portfolio Manager	Since Inception
Ying Qiu, CFA, Managing Director and Portfolio Manager	Since 2018